SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities

                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]     Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement

[   ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

[X] Definitive proxy statement

[   ] Definitive additional materials

[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          HARBOR BANKSHARES CORPORATION
                (Name of Registrant as Specified in Its Charter)

               Teodoro J. Hernandez, Vice President and Treasurer

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4)
      and 0-11.

(1)    Title of each class of securities to which transaction applies:__________

(2)    Aggregate number of securities to which transaction applies:_____________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ______________________

(4)    Proposed maximum aggregate value of transaction:  _______________________

(5)    Total fee paid:  ______________________________

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:  ___________________________

(2)    Form, Schedule or Registration Statement No.:  ______________________

(3)    Filing Party:  _____________________________

(4)    Date Filed:  ______________________________

                          HARBOR BANKSHARES CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Harbor Bankshares Corporation (the "Company") hereby appoints Delores G. Kelley and George F. Vaeth, Jr., or either of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders called to convene on April 21, 1999, and at any and all adjournments or postponements thereof.

         (1)    Election of Directors for three-year terms.

                [  ]  For all nominees listed below (except as marked to the contrary below).

                [  ]  Withhold authority to vote for all nominees listed below.

                      Three-year term: Joseph Haskins, Jr., James H. DeGraffenreidt, Jr., Joe Louis Gladney and Louis J. Grasmick. (To withhold authority to vote for any individual nominee, strike out the nominee's name.)

         (2) In their discretion on such other matters as may properly come before the meeting.

                   (Continued and to be signed on other side)

Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted for the directors named in the proxy statement and in the best discretion of the proxy holders as to any other matters.


                                        Dated ____________________________, 1999



                                        _____________________________________
                                        Signature



                                        _____________________________________
                                        Signature


(Please sign as name(s) appears on stock certificate. If joint account, both owners must sign. Executors, administrators, trustees or persons signing in a similar capacity should so indicate.)

                          HARBOR BANKSHARES CORPORATION

                  NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS





















                        Important- Your Proxy is Enclosed

You are urged to sign and return the enclosed proxy promptly. If you attend the Annual Meeting and decide that you wish to vote in person or for any other reason desire to revoke your proxy, you can do so at any time prior to its use.

                          HARBOR BANKSHARES CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 21, 1999


To the Stockholders of Harbor Bankshares Corporation:

     Notice is hereby given that the Annual Meeting of Stockholders of Harbor Bankshares Corporation (the "Company") will be held at Harbor Inn - Pier 5 Hotel, 711 Eastern Avenue, Baltimore, Maryland 21202, on Wednesday, April 21, 1999, at 12:00 noon, for the following purposes:

          1. To elect four  directors  of the  Company  to serve for  three-year
     terms,  and  until  their  respective   successors  are  elected  and  have
     qualified.

          2. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on March 5, 1999 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

                                              BY ORDER OF THE BOARD OF DIRECTORS




Baltimore, Maryland                                     George F. Vaeth, Jr.
March 19, 1999                                          Corporate Secretary

                                PROXY STATEMENT


                                  INTRODUCTION

     This proxy statement is furnished on or about March 19, 1999 to stockholders of Harbor Bankshares Corporation (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors to be used at the annual meeting (the "Annual Meeting") of stockholders to be held at Harbor Inn - Pier 5 Hotel, 711 Eastern Avenue, Baltimore, Maryland 21202, on Wednesday, April 21, 1999 at 12:00 noon and at any adjournments thereof. The purposes of the Annual Meeting are set forth in the accompanying notice of the annual meeting of stockholders.


Proxies and Voting

     The accompanying proxy is solicited by the Board of Directors of the Company. The Board of Directors has selected Delores G. Kelley and George F. Vaeth, Jr., or either of them, to act as proxies with full power of substitution. Any stockholder executing a proxy has the power to revoke the proxy at any time before it is voted. This right of revocation is not limited or subject to compliance with any formal procedure. Any stockholder may attend the meeting and vote in person whether or not he or she has previously given a proxy.

     The cost of solicitation of proxies and preparation of proxy materials will be borne by the Company. The solicitation of proxies will generally be by mail and by directors, officers and employees of the Company and its subsidiary, The Harbor Bank of Maryland (the "Bank"), without additional compensation to them. In some instances solicitation may be made by telephone or telegraph, the costs of which will be borne by the Company. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for reasonable out-of-pocket and clerical expenses for forwarding proxy materials to their principals.

     The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 1998, is being mailed to the Company's stockholders concurrently with this proxy statement.

     Interested stockholders may obtain without charge, a copy of the Company's Form 10-KSB, as filed with the Securities and Exchange Commission, upon written request to Teodoro J. Hernandez, Treasurer, Harbor Bankshares Corporation, 25 West Fayette Street, Baltimore, Maryland 21201.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     Only stockholders of record at the close of business on March 5, 1999 will be entitled to vote at the Annual Meeting. As of such date, there were outstanding and entitled to vote 653,204 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company each of which is entitled to one vote at the Annual Meeting. Cumulative voting is not permitted for the election of directors.

                              ELECTION OF DIRECTORS

     The charter and by-laws of the Company provide that the directors shall be classified into three classes as equal in number as possible, with each director serving a three year term. Currently, there are 14 members of the Board of Directors. The first class consists of four directors and the second and third classes each consists of five directors. The terms of the directors of the first class expire in April 1999.

     Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the meeting with a quorum present. Abstentions and broker non-votes are not considered to be votes cast.


Nominees

     Unless otherwise indicated in the enclosed proxy, the persons named in such proxy intend to nominate and vote for the election of the following four nominees for the office of director of the Company, to serve as directors for three years, or until their respective successors have been duly elected and qualified. All such nominees are currently serving as directors. The Board of Directors is not aware that any nominee named herein will be unable or unwilling to accept nomination or election. Should any nominee for the office of director become unable to accept nomination or election, the persons named in the proxy will vote for the election of such other persons, if any, as the Board of Directors may recommend.

     The names and ages of persons nominated by the Board of Directors, their principal occupations and business experience for the past five years, the number of shares of Common Stock of the Company beneficially owned by them on March 5, 1999, and certain other information are set forth below.

Name of Nominee                       Information Regarding Nominee

         Nominees for Directors to be elected at the 1999 Annual Meeting to serve until the 2002 Annual Meeting (Class I)

James H. DeGraffenreidt, Jr.    Mr.  DeGraffenreidt  is 45 years  old and has
                                served  as a  director  of the Company  since
                                1996 and of the Bank since 1996. He is President and Chief Operating Officer of
                                Washington Gas Light Company, distributors of natural gas.

                                13,875 shares (2.08%)(1)

Joe Louis Gladney               Mr. Gladney  is 64 years old and has  served as
                                a director of  the Company  since its  formation
                                in  1992  and of  the  Bank  since 1982.  He is
                                President of  Gladney   Transportation   &  Oil
                                Company   (heating  oil  sales  and  bus
                                transportation).

                                33,618 shares (4.78%)(2)

Louis J. Grasmick               Mr. Grasmick  is 75 years old and has  served as
                                a director of the Company since its formation in 1992 and of the Bank since 1982. He is Chief Executive Officer of Grasmick Lumber
                                Company, Inc.

                                23,103 shares (3.46%)(3)(4)

Joseph Haskins, Jr.             Mr. Haskins is 51 years old and has  served as a
                                director of the Company since its formation in 1992 and of the Bank since 1980. He has served as President and Chief Executive Officer of the Company since its formation in 1992 and of the Bank since 1986, and Chairman of the Board of the Company and the Bank since 1995.

                                55,106 shares (8.20%)(5)(6)


Continuing Directors

     The following information is provided with respect to directors who will continue to serve as directors of the Company until the expiration of their terms at the times indicated.

           Directors to serve until the 2000 Annual Meeting (Class II)

Sachinder Gupta                 Mr.  Gupta is 54 years old and has served  as a
                                director of the Company  since its  formation in
                                1992 and of the Bank since 1989. He is President
                                of   Earth  Engineering  Sciences, Inc.,  an
                                engineering company.

                                17,619 shares (2.66%)(5)(7)

Nathaniel Higgs                 Reverend Higgs is 68 years old and has served as
                                a director of the Company since its formation in 1992 and of the Bank since 1981. He is Pastor of Southern Baptist Church.

                                9,505 shares (1.44%)(2)(5)(8)

Delores G. Kelley               Dr.  Kelley  is 62 years  old and has  served as
                                a director of the Company since its formation in 1992 and of the Bank since 1980. She is a Senator in the Maryland State Senate.

                                20,536 shares (3.07%)(4)(9)

Erich March                     Mr. March is 47 years old and has served as a
                                director of the Company since its formation in 1992 and of the Bank since 1981. He is Vice
                                President of  March Funeral Homes, Inc.

                                29,253 shares (4.38%)(4)(5)(10)

Stanley W. Tucker               Mr. Tucker  is 51 years old and has  served as a
                                director of the Company since 1996 and of the Bank since 1996. He is Managing General Partner of MMG Ventures L.P. (an investment management company).

                                53,526 shares (8.11%)(2)(5)(11)

          Directors to serve until the 2001 Annual Meeting (Class III)

Stephen A. Geppi                Mr. Geppi is  49  years old and has served as a
                                director of the Company since 1996 and of the Bank since 1996. He is President and Chief
                                Executive Officer of Diamond Comic Distributors,
                                Inc., a distributor of comic books.

                                13,080 shares (1.98%)(2)

John Paterakis                  Mr. Paterakis  is 70 years old and has served as
                                a director of the Company since its formation in 1992 and of the Bank since 1982. He is President and Chief Executive Officer of H & S
                                Bakery, Inc. and Northeast Foods, Inc.

                                57,625 shares (8.64%)(12)(13)

Edward St. John                 Mr. St. John is 60 years old and has served as a
                                director of the Company since its formation in 1992 and of the Bank since 1990. He is President and Chief Executive Officer of M.I.E.
                                Investment Company, a real estate development company.

                                11,080 shares (1.68%)(14)

Ronald Scott                    Mr. Scott is 74 years old an  has served  as a
                                director of the Company since its formation in 1992 and of the Bank since 1982. He is retired from the Baltimore Post Office.

                                7,603 shares (1.15%)(2)(15)

George F. Vaeth, Jr.            Mr.  Vaeth is 65 years old and has served as a
                                director of the Company since its formation  in
                                1992  and of the  Bank  since  1981.  He  has
                                served  as  Secretary  of the Company since its
                                formation  and of the Bank since 1982.   He is
                                President of George Vaeth Associates, Inc.
                                (architects).

                               21,855 shares (3.27%)(4)(5)

Beneficial ownership of
Common Stock of all
directors and executive
officers as a group
(20 persons)                   395,625 shares (47.95%)(16)

_______________


(1)     Includes currently exercisable options to purchase 12,026 shares.

(2)     Includes currently exercisable options to purchase 7,026 shares.

(3)     Includes 3,796 shares owned jointly by Mr. Grasmick and his son.

(4)     Includes currently exercisable options to purchase 14,053 shares.

(5)     Member of the Audit Committee of the Bank.

(6) Includes currently exercisable options to purchase 18,106 shares. Also includes 459 shares owned jointly with Cleora Haskins.

(7)     Includes currently exercisable options to purchase 9,053 shares.

(8) Includes 2,327 shares owned jointly by Reverend Higgs and his wife. Does not include 13,517 shares owned by a religious organization over which Reverend Higgs has the power to vote.

(9)     Includes 611 shares owned by Dr. Kelley and her husband.

(10) Includes 15,242 shares owned by a corporation over which Mr. March has the power to vote.

(11)    Includes 35,466 shares under the name of MMG Ventures L.P.

(12) Includes 32,426 shares owned by three corporations controlled by Mr. Paterakis, J and B Associates Inc., 16,213 shares, H & S Bakery, Inc., 6,080 shares, and Northeast Food Inc., 10,133 shares, and 11,146 shares owned by Paterakis Limited Partnership, LLP.

(13)    Includes currently exercisable options to purchase 13,753 shares.

(14)    Includes currently exercisable options to purchase 5,000 shares.

(15) Does not include 16,853 shares owned by a fraternal organization over which Mr. Scott has the power to vote.

(16) Includes exercisable options to purchase 171,839 shares held by all executive officers and directors as a group.


Board and Committee Meetings

     The Board of Directors of the Company held 12 meetings during 1998. With the exception of Stephen A. Geppi, who attended 67% of the meetings, each director attended at least 75% of the meetings of the Board of Directors and committees of the Company.

     The Board of Directors of the Company has not established any standing committees other than the Executive Committee. The Executive Committee, which is currently composed of Messrs. Paterakis (Chairman), Haskins, DeGraffenreidt, Grasmick, Kelly, March and Vaeth, met 20 times during 1998. The Executive Committee generally has the authority to exercise all of the powers of the Board of Directors in the management and direction of the affairs of the Company, subject to specific directions of the Board of Directors and the limitations of the Maryland General Corporation Law.

     The Audit Committee of the Bank meets with the Company's independent accountants to review whether satisfactory accounting procedures are being followed and whether internal accounting controls are adequate, and to inform itself with regard to non-audit services performed by the independent accountants. During 1998, the directors designated by note (5) above were members of the Audit Committee, which met four times.

Compensation of Directors and Executive Officers

          The following table shows compensation paid to the chief executive officer of the Company for the three years ended December 31, 1996, 1997, and 1998. No other executive officer received total annual salary and bonus in excess of $100,000 during such period.


                                         Annual Compensation
                                   ------------------------------
                                        Annual                      All Other
                              Year      Salary       Bonus(1)    Compensation(2)
--------------------------------------------------------------------------------

Joseph Haskins, Jr.           1998     $165,375      $50,313        $6,961
  Chairman, President and     1997      157,500       50,096         6,404
  CEO                         1996      150,000       45,049         6,357

________________

(1)     Bonus paid pursuant to terms of Mr. Haskin' employment agreement.

(2) Represents $2,000 annual contribution to an individual retirement account and the Company's matching contribution to the Ban's 401(k) Profit Sharing Plan.


     The Company has adopted stock option plans, pursuant to which it has reserved 88,160 shares of its Common Stock for the issuance of options. The Company granted 10,000 options to purchase Common Stock to Mr. Haskins in 1998.


     The following table sets forth the aggregated option exercises in 1998 and the option values at December 31, 1998, based upon a market value for Company Common Stock of $18.00 per share.




                                 Number of                             Number of       Value of Unexercised
                              Shares Acquired       Value         Unexercised Options  in-the-Money Options
Name and Position               on Exercise        Realized            at Fiscal        at Fiscal Year-End
                                                                      Year-End(1)
------------------------------------------------------------------------------------------------------------

Joseph Haskins, Jr.               3,040            $27,680               3,040               $29,720
  Chairman, President and                            1,013               8,237                 8,237
  CEO                                                4,053              12,159                12,159
                                                     5,000              13,800                13,800
                                                     5,000              13,800                13,800


_____________

(1)  Currently exercisable options.

Compensation of Directors

     Directors of the Company receive a fee of $325 for each board meeting attended ($433 if the director is a member of the Company's Executive Committee), but do not receive a fee for attendance at committee meetings. Total fees paid to directors of the Company during 1998 were $49,185. Directors who are not employed by the Company or the Bank are permitted to elect whether to receive their fees in the form of cash or in the form of options to purchase Common Stock of the Company under the 1995 Director Stock Option Plan which has been approved by the Company's stockholders. The exercise prices of the options will equal the market price of the Common Stock on the date of grant. On September 5, 1995, each member of the Board of Directors who was a member of the Executive Committee received options to purchase 4,053 shares of Common Stock of the Company, and each other director received options to purchase 2,026 shares of Common Stock of the Company. The option price was $15.00 per share, and the options will expire on September 5, 2005. In addition, in August 1998, the Board of Directors granted each member of the Executive Committee options to purchase 10,000 shares of Common Stock of the Company at $15.24 per share. Directors who were not members of the Executive Committee were granted options to purchase 5,000 shares of Common Stock of the Company at $15.24 per share.


Employment Contracts

     The Company entered an Employment Agreement with Joseph Haskins, Jr. (the "Employment Agreement") which, as amended effective January 1, 1996, provides that Mr. Haskins will be employed by the Company until the earlier of (a) the close of business on Mr. Haskins' 65th birthday, (b) the date three years after either the Company or Mr. Haskins gives written notice of termination, or (c) the date on which Mr. Haskins' employment is otherwise terminated pursuant to the provisions of the Employment Agreement. The Employment Agreement provides that Mr. Haskins will serve as Chairman of the Board, President and Chief Executive Officer of the Company at an annual salary of not less than (i) $150,000 for 1996, (ii) $157,500 for 1997, (iii) $165,375 for 1998, and (iv) any
subsequently established higher annual base salary for subsequent years during the terms of the Employment Agreement. The Employment Agreement provides for a bonus for the prior year if the Company's net income for the prior year is greater than $400,000. The amount of the bonus will be equal to the sum of (i) 2% of the Company's aggregate income before income taxes, plus (ii) the
Company's aggregate depreciation amount, plus (iii) the Company's aggregate amortization of goodwill amount, plus (iv) the Company's aggregate amortization of securities purchased at a premium, plus (v) the Company's aggregate interest amount on Resolution Trust Company debt. The bonus amount may not exceed 100% of Mr. Haskins' annual combined base salary then in effect. In addition to those benefit programs, plans, and arrangements of the Company generally available to its employees, the Employment Agreement provides that Mr. Haskins will receive medical insurance, long-term disability insurance, life insurance, a self-directed individual retirement account funded with an annual contribution of $2,000, and the use of an automobile. If Mr. Haskins' employment is terminated for reasons other than death, total disability or "cause" as defined in the Employment Agreement, the Company is required to pay within 60 days after such termination, a lump sum equal to: (i) six months of his annual combined base salary at the rate in effect immediately prior to the date of termination; plus (ii) a bonus that shall be equal to (X) the average bonus percentage of combined base salary paid to Mr. Haskins during the three years prior to the year in which the termination occurs, multiplied by (Y) the six months salary amount described above; plus (iii) six months of medical insurance premiums for him and his family at the level of coverage existing at the time of termination. In addition, Mr. Haskins shall be entitled to keep his then-current company automobile.


Transactions with Directors, Executive
Officers, and Affiliates

     During the past year the Bank has had loan transactions in the ordinary course of its banking business with directors and executive officers of the Bank and with their affiliates. Loans to such persons were made in the ordinary course of business and did not and do not currently involve more than the normal risk of collectibility or present other unfavorable features. All such loans were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with non-affiliates. The Bank expects to enter into such transactions in the future. As of December 31, 1998, loans to directors and executive officers of the Bank, and their affiliates, including loans guaranteed by such persons and unfunded commitments made in 1998, aggregated $7,113,000 or approximately 55.1% of tangible stockholders' equity of the Bank.


                             PRINCIPAL STOCKHOLDERS

     No persons were known by the Company to own beneficially, directly or indirectly, more than 5% of the Company's Common Stock outstanding on March 5, 1999 except as follows:

Name of Stockholder            Information Regarding Stockholder

John Paterakis                 603 South Bond Street, Baltimore, Maryland 21231,
                               beneficially owns 57,625 shares 8.64%). This includes currently exercisable options to purchase 13,753 shares.

Joseph Haskins, Jr.            25 West Fayette Street, Baltimore, Maryland
                               21201, beneficially owns 55,106 shares
                               (8.20%). This includes 459 shares jointly owned with Cleora Haskins and currently exercisable options to purchase 18,106 shares.

Stanley W. Tucker              217 East Redwood Street, Baltimore, Maryland
                               21202, 53,526 shares (8.11%). This includes
                               46,466 shares under the name of MMG Ventures
                               L.P. and currently exercisable options to purchase 7,026 shares.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Based solely on the Company's review of the copies of the forms received by it, or written representations from certain reporting persons that they were not required to file Form 5, the Company believes that, with regard to the transactions required to have been reported in 1998 or on a Form 5 for the year ended December 31, 1998, all of the directors and executive officers of the Company have made the necessary filings in compliance with Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder by the Securities and Exchange Commission.


                          INDEPENDENT PUBLIC ACCOUNTANT

     Management has selected Coopers & Lybrand L.L.P. as independent public accountants to audit the Company's 1999 financial statements. That firm also audited the Company's financial statements for 1998. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting, with the opportunity to make a statement if he or she decides, and will respond to appropriate questions.

     Previously, the Company engaged Ernst & Young LLP as its independent public accountants but in 1997 the Company engaged the firm of Coopers & Lybrand L.L.P. as its new independent public accountants. The decision to hire new independent public accountants was recommended by the Audit Committee of the Board of Directors of the Company on July 16, 1997 and approved by the Company's Board of Directors on August 13, 1997.

     In connection with the audits of the fiscal years ended December 31, 1995 and December 31, 1996 and the subsequent interim period through August 13, 1997, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement and disclosure, or audit scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. During fiscal years ended December 31, 1995 and December 31, 1996 and the subsequent interim period, the Company has neither been advised by Ernst & Young LLP of any of the reportable events nor has the Company consulted with Ernst & Young LLP regarding any matter required to be disclosed upon the appointment by a registrant of new independent public accountants. The audit reports of Ernst & Young LLP on the consolidated financial statements of the Company of and for the fiscal years ended December 31, 1995 and 1996, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     Ernst & Young LLP has furnished the Company with a letter, addressed to the Securities and Exchange Commission (the "Commission"), stating that it agrees with the foregoing statements made by the Company. A copy of Ernst & Young LLP's letter to the Commission is attached as Exhibit 16 to the Company's Current Report on Form 8-K filed with the Commission on August 18, 1997. Interested stockholders may obtain a copy of such Current Report, without charge, from Teodoro J. Hernandez, Treasurer, Harbor Bankshares Corporation, 25 West Fayette Street, Baltimore, Maryland 21201.


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


                                  OTHER MATTERS

     The management of the Company knows of no matters to be presented for action at the meeting other than those mentioned above; however, if any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interest of the Company. Other than the election of directors, each matter to be submitted to the stockholders requires the affirmative vote of a majority of all the shares voted at the meeting or a majority of all the shares outstanding and entitled to be voted.


                              STOCKHOLDER PROPOSALS

     The Company must receive any stockholder proposal intended to be presented at the 2000 Annual Meeting of Stockholders by November 24, 1999 for inclusion in the Company's proxy statement and proxy relating to that meeting. If a stockholder intends to present a stockholder proposal at the 2000 Annual Meeting in a manner other than the inclusion of the proposal in the Company's proxy statement and proxy relating to that meeting, unless the stockholder notifies the Company of such intention by February 8, 2000, the proxy holders named by the Company may exercise their discretionary voting authority on the matter in accordance with their best judgment.
















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